[LOGO]  NUMBER                                                   SHARES   [LOGO]

                               [MEDIBUY.COM LOGO]

     COMMON STOCK                                             COMMON STOCK


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                            CUSIP 58447T 1D 5


THIS CERTIFIES THAT


is the owner of

              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $0.001 PER SHARE, OF

                               medibuy.com, Inc.
                  (the "Corporation"), a Delaware Corporation

     The shares represented by this certificate are transferable on the stock transfer books of the Corporation by the holder of record hereof, or by duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. This security is not a deposit or account and is not federally insured or guaranteed.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to bear the facsimile signatures of its duly authorized officers and to be sealed with the facsimile of its corporate seal.

     Dated:

                                     [SEAL]

/s/ Norman Farquhar                               /s/ Dennis Murphy
-------------------------------                   ------------------------------
EXECUTIVE VICE PRESIDENT CHIEF                    CHAIRMAN, PRESIDENT AND
FINANCIAL OFFICER AND SECRETARY                   CHIEF EXECUTIVE OFFICER


                        NOTE: LOGO IS FOR POSITION ONLY

                           AMERICAN BANK NOTE COMPANY
                              55TH & SANSOM STREET
                             PHILADELPHIA, PA 19139
                                 (218) 764-8000
                         SALES: M. SANDHU: 414-843-8685
                       HOME 15/LIVE JOBS/M/MEDIBUY/H65047

             PRODUCTION COORDINATOR: STEVE KOWALSKI: (218) 764-5620
                           PROOF OF FEBRUARY 15, 2000
                               MEDIBUY.COM, INC.
                                   H 65047 Fa
                           OPERATOR:           MT/1F
                                     REV 1


COUNTERSIGN AND REGISTERED,

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

                                                                  TRANSFER AGENT
                                                                  AND SECURITIES

BY

                                                            AUTHORIZED SIGNATURE

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medibuy.com, Inc. will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be addressed to the Secretary of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  -as tenants in common
     TEN ENT  -as tenants by the entireties
     JT TEN   -as joint tenants with right of
               survivorship and not as tenants
               in common

     UNIF GIFT MIN ACT- __________ Custodian _____________
                         (Cust)                (Minor)
                        under Uniform Gifts to Minors
                        Act ______________________________
                                 (State)
     UNIF TRANS MIN ACT- _________ Custodian ____________
                          (Cust)                (Minor)
                         under Uniform Transfers to Minors
                         Act _____________________________
                                     (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ___________________________________ hereby sell(s), assign(s) and transtor(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

------------------------------------------------------------------------- shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises

Dated ______________________________


                      ----------------------------------------------------------
                               THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                               CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                      NOTICE: FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT TO ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED


By _________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION, (Santa, stockbrokers, Savings and Loan
Associations and Credit Unions) WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO
S.E.C. RULE 17Ad-15.



                           AMERICAN BANK NOTE COMPANY
                              35TH & SANSOM STREET
                             PHILADEPHIA, PA 19139
                                 (216) 764-5655
                         SALES: M. SANDHU: 414-543-8585
                       HOME 15/LIVE JOSS/M/MEDIBUY/H85Q47

              PRODUCTION COORDINATOR: STEVE KOWALSKI: 216-764-6820
                           PROOF OF FEBRUARY 18, 2000
                               MEDIBUY.COM, INC.
                                   H 65047 BK
                                 OPERATOR: MTAR
                                     ROV 1